UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2022 (December 5, 2022)

BION ENVIRONMENTAL TECHNOLOGIES, INC.

Exact name of Registrant as Specified in its Charter

Colorado	000-19333	84-1176672
State or Other Jurisdiction of Incorporation	Commission File Number	IRS Employer Identification Number

9 East Park Court

Old Bethpage, New York 11804

Address of Principal Executive Offices, Including Zip Code

516-586-5643

Registrant's Telephone Number, Including Area Code

Not applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01 CHANGE OF REGISTRANT’S CERTIFYING ACCOUNTANT.

On December 7, 2022, Bion Environmental Technologies, Inc. (“Bion” or the “Company”) entered into an engagement letter with Haynie & Company (“Haynie”) to serve as our certifying accountants commencing with the quarter ending December 31, 2022 through the audit of our fiscal year ending June 30, 2023.

On December 5, 2022 Eide Bailly LLP, (“Eide Bailly”), Bion’s certifying accountants since January 2017, resigned as the independent registered public accounting firm of the Company, effective immediately.

The Company’s Board of Directors approved both the engagement of Haynie and the resignation of Eide Bailly.

Since its appointment as our independent registered accounting firm during 2017, Eide Bailly has completed the audit of our consolidated financial statements for the fiscal years ended June 30, 2017 through June 30, 2022 and reviewed our consolidated financial statements for the quarters of each such year and for the quarter ended September 30, 2022.

During the two years ended June 30, 2022 and through December 5, 2022, there were (i) no disagreements between the Company and Eide Bailly on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of Eide Bailly, would have caused Eide Bailly to make reference thereto in their reports on the consolidated financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Eide Bailly has furnished Bion with a letter addressed to the Securities and Exchange Commission stating whether or not Eide Bailly agrees with the above statements. A copy of such letter, dated December 7, 2022, is attached as Exhibit 16.1.

During the Company’s two fiscal years ended June 30, 2022, the quarter ended September 30, 2022 and in the subsequent interim period through December 5, 2022, the Company has not consulted with Haynie regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Haynie concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Eide Bailly dated December 7, 2022
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BION ENVIRONMENTAL TECHNOLOGIES, INC.

	By:	/s/ Mark A. Smith
Date: December 8, 2022	Name:	Mark A. Smith, President